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                                                                   EXHIBIT 10.47



                            ASSOCIATION AGREEMENT - S


         THIS ASSOCIATION AGREEMENT (the "Agreement"), dated as of _________________, is entered into by and between Security Associates International, Inc., a Delaware Corporation ("SAI"), and _____________________, a(n) _______________ ____________ ("Dealer"). SAI and Dealer hereby agree as follows:

1. DEFINITIONS AND USE OF TERMS

     1.1 DEFINITIONS. The following terms shall have the meanings assigned below when used in this Agreement:
          (a) "Account" shall men an arrangement between a Subscriber and Dealer, typically evidenced by a Subscriber Agreement, pursuant to which a Subscriber purchases from Dealer the services of a CENTRAL MONITORING STATION to monitor, on a remote basis, the security alarm system of the Subscriber;
          (b) "Affiliate" shall mean any person that controls, is controlled by or is under common control with, Dealer. For purposes of this definition, any person that owns more than 10% of the equity of another person shall be deemed conclusively to control such other person;
          (c) "Applicable Law" shall include any law, license, rule, regulation, order, injunction, notice, approval or judgment of any federal, state, or local government or governmental department, agency, board or the like, which applies to this Agreement, the DEALER AGREEMENT, the provision of services pursuant to the DEALER AGREEMENT, and any agreement with any such government or governmental department, agency or board relating to compliance with any of the foregoing;
          (d) "CENTRAL MONITORING STATION" shall mean one or more CENTRAL MONITORING STATIONs owned by SAI (or a subsidiary of SAI) and designated in the DEALER AGREEMENT as the CENTRAL MONITORING STATIONs that are to provide service to all of Dealer's Accounts;
          (e)  "Closing Date" shall have the meaning assigned in Section 3.2;
          (f) "Common Stock" means the common stock, $0.001 par value per share, of Security Associates International, Inc., a Delaware corporation;
          (g) "DEALER AGREEMENT" means the agreement between Dealer and SAI, or a subsidiary of SAI, pursuant to which the CENTRAL MONITORING STATION provides services to the Subscribers of the Accounts, in the form of Exhibit A attached hereto;
          (h) "Default" means the occurrence of any of (i) the breach by Dealer of the performance of any of its covenants under Sections 2.1.2, 2.1.3, 2.1.4, 2.1.5 or 2.1.7 of this Agreement, (ii) the misrepresentation by Dealer of any material fact set forth in this Agreement, or (iii) any other material breach by Dealer of any other representation, warranty, covenant or agreement contained herein;
          (i) "Effective Date" means the first day of the first month following the signing of this Agreement;
          (j) "Permits" means all governmental approvals, licenses, registrations and permits, and applications therefor;
          (k) Subscriber" shall mean the party to which the Dealer provides monitoring services;
          (l) "Subscriber Agreement" means a written agreement between a Subscriber and Dealer, evidencing an Account, pursuant to which the Dealer provides monitoring services to the Subscriber in the form attached hereto as Exhibit B;
          (m) "Term" means the period commencing on the date hereof and ending on the third anniversary of the Closing Date;
          (n) "Vested Shares" means those shares of Common Stock issued to Dealer pursuant to the terms of this Agreement as to which the risk of forfeiture under Section 3.4 hereof and the restrictions on transfer under Section 3.5 hereof shall have lapsed in accordance with the provisions of Section 3.3 hereof; "Unvested Shares" means those shares of Common Stock issued to Dealer pursuant to this Agreement that are not Vested Shares.

2. TERMS OF ASSOCIATION.

     2.1 DEALER'S RESPONSIBILITIES CONCERNING MONITORING. Upon the terms and subject to the conditions contained in this Agreement, Dealer hereby agrees that the CENTRAL MONITORING STATION shall be the provider of monitoring services to all of Dealer's Accounts transferred pursuant to Section 2.1.2 or which are presently monitored in the CENTRAL MONITORING STATION.

     2.1.1 DEALER AGREEMENT. Concurrently with the execution of this Agreement, Dealer will execute and deliver the DEALER AGREEMENT which sets forth the terms and conditions and prices under which the CENTRAL MONITORING STATION will provide services to Dealer's Subscribers.

     2.1.2 TRANSFER OF ACCOUNTS. No later than __________________, Dealer shall transfer no less than ___________________ Accounts to the CENTRAL MONITORING STATION for monitoring for the entire term of the DEALER AGREEMENT. All costs associated with the transfers, including, but not limited to visits to Subscriber's premises and reprogramming of security systems shall be the exclusive responsibility of Dealer. Monitoring fees for the transferred Accounts will accrue under the DEALER AGREEMENT from the date of transfer for each transferred Account.

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     2.1.3 ACCOUNTS PRESENTLY MONITORED IN THE CENTRAL MONITORING STATION.
Dealer agrees that all of Dealer's Accounts that are presently monitored at the CENTRAL MONITORING STATION will, on the Effective Date, become subject to the terms of the DEALER AGREEMENT for the entire term of the DEALER AGREEMENT. All previous agreements with SAI or the CENTRAL MONITORING STATION with respect to those Accounts are superceded by the DEALER Agreement. _____ Accounts are presently being monitored in the CENTRAL MONITORING STATION.

     2.1.4 FEES. Dealer shall pay all fees for monitoring services and all other amounts required to be paid, as set forth in the DEALER AGREEMENT and attached price page, at the times and in the manner set forth therein.

     2.1.5 MAINTENANCE OF ACCOUNTS. If Dealer subsequently transfers any of the Accounts transferred pursuant to Section 2.1.2 or any of the Accounts presently being monitored as set forth in Section 2.1.3 (collectively; the "Monitored Accounts") to any central station other than an SAI CENTRAL MONITORING STATION at any time during the Term of this Agreement, Dealer will be deemed to be in breach of this Agreement as of the date of the transfer.

     2.1.6 MAINTENANCE OF SUBSCRIBER RELATIONSHIPS. Dealer shall undertake its best efforts to maintain good relationships and operational reliability with its Subscribers and their security systems in order to maximize the number of Monitored Accounts that remain in the CENTRAL MONITORING STATION during the term.

     2.1.7 OBLIGATIONS UNDER THE MONITORING AGREEMENT SURVIVE TRANSFER. Dealer's obligation to have the Monitored Accounts monitored by the CENTRAL MONITORING STATION for the duration of the Agreement shall survive the sale or other transfer of any Account. By way of illustration, if Dealer were to sell a Monitored Account to a third party (other than SAI or any subsidiary), Dealer would be in breach of this Agreement, if during the Term of this Agreement said third party attempts to or were to transfer such Account to another CENTRAL MONITORING STATION.

     2.1.8 EXCEPTIONS TO MONITORING AGREEMENT. If, and only if, the following conditions apply, Dealer may contract with a party other than the CENTRAL MONITORING STATION for monitoring of those Accounts to which the conditions apply: (a) it is illegal under Applicable Law for the CENTRAL MONITORING STATION to provide monitoring services for the Monitored Account in question, or (b) the CENTRAL MONITORING STATION does not have the technical capability to provide the services for which the Subscriber under that Monitored Account has contracted. In either event, Dealer must specify in writing to SAI the Applicable Law that would be violated or the exact service that the CENTRAL MONITORING STATION is not capable of providing. Even if one of the two conditions applies, if there exists an alternate CENTRAL MONITORING STATION owned by SAI (or a subsidiary) that is capable of providing the required services on the terms set forth in the DEALER AGREEMENT, Dealer shall transfer the Monitored Account in question to such alternate CENTRAL MONITORING STATION.

     2.1.9 SUBSCRIBER AGREEMENT. Dealer will provide CENTRAL MONITORING STATION with a copy of the executed SAI standard form subscriber agreement for every Account to be monitored unless Dealer has submitted and SAI has approved Dealer's existing subscriber agreement a copy or copies, of which shall be attached to this agreement.

     2.2 RIGHTS OF FIRST REFUSAL. During the Term of this Agreement, Dealer hereby grants to SAI the right of first refusal for any proposed sale of Accounts by Dealer ("Account Sale") or any borrowings by Dealer which are to be secured by Accounts ("Secured Borrowings").

     2.2.1 NOTICE OF THIRD PARTY PROPOSAL. In the event that Dealer proposes to enter into an Account Sale or a Secured Borrowing with a party other than SAI or a subsidiary or affiliate of SAI (a "third party"), Dealer shall upon receipt of the third party's proposal, offer to SAI the opportunity to enter into the Account Sale or Secured Borrowing on terms equivalent or superior to Dealer than those offered by the third party. Dealer shall convey the terms of the third party proposal to SAI by a written notice which shall include a photocopy of the third party proposal as well as a description of the Accounts proposed to be sold or which are proposed as collateral for the Secured Borrowing.

     2.2.2 SAI'S RESPONSE. If SAI wishes to exercise its right of first refusal and enter into the proposed transaction, SAI will, within ten (10) days following receipt of notice of the third party proposal, respond in writing and offer to enter into the transaction on economic terms that are equivalent or superior to Dealer than those offered by the third party. Any response must include a proposal detailing the economic terms under which SAI or a subsidiary will enter into the transaction. If those economic terms are equivalent or superior to Dealer than those offered by the third party, the Dealer will enter into the Account Sale or Secured Borrowing with SAI or a subsidiary on the terms proposed by SAI. If SAI fails to respond within the required ten (10) days or does not offer economic terms that are equivalent or superior to Dealer than those offered by the third party, Dealer, for a period of sixty (60) days following the expiration of such ten (10) day period, shall be free to consummate the transaction with the third party on terms no less favorable to Dealer than those presented to SAI pursuant to Section 2.2.1.

3. CONSIDERATION FOR ENTERING INTO THE ASSOCIATION AGREEMENT.

     3.1 ISSUANCE OF SECURITIES. In consideration of the performance by Dealer of its obligations under this Agreement and the DEALER AGREEMENT, SAI agrees to issue to Dealer a certificate representing _____ shares of Common Stock.

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     3.2 CLOSING DATE. The certificates representing the shares of Common Stock will be issued to Dealer on the later of the Effective Date or, if applicable, the date on which the transfer to the CENTRAL MONITORING STATION of the last of the Accounts required to be transferred pursuant to Section 2.1.2 has occurred (the "Closing Date").

     3.3 VESTING OF COMMON STOCK. On the Closing Date, 25% of shares of Common Stock issued to Dealer pursuant to the terms of this Agreement will be Vested Shares and the remaining 75% will be Unvested Shares. On each anniversary of the Closing Date, assuming that no Default on the part of Dealer has occurred, 25% of the shares of Common Stock issued to Dealer pursuant to the terms of this Agreement will become Vested Shares. The following table sets forth for the Closing Date and each of the three anniversaries of the Closing Date, the cumulative percentage of such shares that will be Vested Shares if no Default has occurred prior to that anniversary :

           Anniversary                  Percent Vested
           -----------                  --------------
           Closing Date                 25%
           First                        50%
           Second                       75%
           Third                        100%

                                                                Stock 5-2.19.99

     3.4 REMEDY FOR DEFAULT. Dealer acknowledges and agrees that the issuance of Common Stock to Dealer pursuant to this Agreement is in consideration of Dealer's performance of its obligations under this Agreement and the DEALER AGREEMENT for the entire Term. If there shall occur a Default by Dealer in the performance of any of its obligations under this Agreement or the DEALER AGREEMENT, Dealer will either forfeit all shares of Common Stock that remain Unvested Shares as of the date of the Default or immediately pay to SAI the unpaid balance due pursuant to the DEALER AGREEMENT for the balance of the Term, whichever is greater. The following table sets forth for the Closing Date and each of the three anniversaries of the Closing Date, the percentage of the shares of Common Stock issued to Dealer pursuant to this Agreement that will be forfeited if a Default by Dealer occurs any time during the year preceding the date of such anniversary:

            Anniversary                      Percent Forfeited
            -----------                      -----------------
            First                            75%
            Second                           50%
            Third                            25%

SAI will, promptly upon becoming aware of an event that has caused the forfeiture of Common Stock, notify Dealer of the nature of the event, the provision of this Agreement or the DEALER AGREEMENT as to which the Default has occurred and the number of shares of Common Stock which have been forfeited as a result. Any disputes concerning forfeitures will be determined by binding arbitration as provided in Section 6.5. In determining whether the "unpaid balance" is greater than the value of the Unvested Shares, the value of the Unvested Shares shall be determined by multiplying the closing price of SAI's Common Stock on the date that SAI notifies Dealer of the Default by the number of Unvested Shares.

     3.5 RESTRICTIONS ON TRANSFER; RESTRICTIVE LEGENDS. Dealer understands and agrees that it may not sell, transfer, pledge, hypothecate or otherwise dispose of, whether by assignment, operation of law or otherwise, any Unvested Shares of Common Stock, without SAI's prior written consent, which may be withheld in SAI's sole discretion. As a mechanism for carrying out the provisions of Section
3.4 and this Section 3.5, all certificates representing Unvested Shares will bear the restrictive legend set forth below:

     The securities represented by this certificate are subject to forfeiture and restrictions on transfer pursuant to the provisions of an ASSOCIATION AGREEMENT, a copy of which is on file at the offices of Security Associates International, Inc., and may not be sold, transferred, pledged, hypothecated or otherwise disposed of, whether by assignment, operation of law or otherwise, except in compliance with the terms of that Agreement.

     3.6 REMOVAL OF LEGEND. At any time, after each anniversary of the Closing Date, at the written request of Dealer, and upon delivery to SAI of the certificates bearing the restrictive legends, SAI will cancel the certificates so delivered and issue to Dealer a new certificate bearing no restrictive legend representing the number of shares of Common Stock which have become Vested Shares, and an additional certificate bearing the restrictive legend representing the balance of the shares which have not been forfeited pursuant to
Section 3.4 (i.e., the Unvested Shares).

     3.7 CANCELLATION OF SECURITIES. In the event that Dealer forfeits Unvested Shares as provided in Section 3.4, promptly upon the request of SAI, Dealer shall deliver to SAI for cancellation all certificates held by Dealer evidencing, in whole or in part, Unvested Shares. SAI shall immediately issue to Dealer a new certificate evidencing the Vested Shares, if any, that were evidenced by the certificate so cancelled. Whether or not such certificate or certificates shall have been delivered to SAI, from the date of such forfeiture all rights of Dealer with respect to the forfeited shares, including, without limitation, the right to vote such shares and the right to receive dividends or distributions with respect thereto, shall cease, such shares shall be deemed no longer outstanding, and the certificates representing the Common Stock issued to Dealer shall represent only the Vested Shares.




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4. REPRESENTATIONS WARRANTIES AND COVENANTS OF DEALER.
Dealer represents and warrants as follows:

     4.1 ORGANIZATION. Dealer is a corporation [sole proprietorship, partnership, limited liability company] duly organized, validly existing and in good standing under the laws of the State of _____________ and has all requisite [corporate] power and authority to own its assets and to conduct its business in the manner in which it is now conducted. Dealer is duly qualified to do business in, and is in good standing under the laws of, each jurisdiction in which the Accounts to be monitored by the CENTRAL MONITORING STATION require such qualification.

     4.2 POWER AND AUTHORITY. Dealer has the [corporate] power and authority to execute and deliver and perform its obligations under this Agreement and the DEALER AGREEMENT. This Agreement and the DEALER AGREEMENT have been duly authorized, executed and delivered by Dealer and constitute the legal, valid and binding obligations of Dealer enforceable against Dealer in accordance with their terms.

     4.3 ACCOUNTS. Exhibit 4.3(a) is a true and complete list of all Accounts to be transferred to the CENTRAL MONITORING STATION pursuant to Section 2.1.2 and
Exhibit 4.3(b) is a true and complete list of the Accounts presently being monitored by the CENTRAL MONITORING STATION. Exhibit 4.3(c) is a true and complete list of all Accounts where subscriber is currently in default to the dealer. Except as disclosed on Schedule 4.3(c) no Subscriber is in default on any such Account and Dealer has no present reason to believe that any such Account will or is likely to be cancelled.

     4.4 PERMITS. Dealer possesses all Permits required by Applicable Law to sell, install and service security alarm systems and to contract with Subscribers to provide monitoring services with the appropriate jurisdictions.

5. REPRESENTATIONS AND WARRANTIES OF SAI.
SAI represents and warrants to, and agrees with, Dealer as follows:

     5.1 ORGANIZATION. SAI is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware.

     5.2 POWER OF AUTHORITY. SAI has the power and authority to execute and deliver this Agreement and to perform its obligations hereunder. This Agreement has been duly authorized, executed, and delivered by SAI and constitutes the legal, valid and binding obligation of SAI enforceable against SAI in accordance with its terms.

     5.3 PROSPECTUS. SAI has delivered to Dealer a prospectus dated April 22, 1998 pertaining to the offering of the Common Stock and Supplement No. 1 thereto, dated July 2, 1998 (as supplemented, the "Prospectus"). No representation or warranty by SAI in this Agreement or the Prospectus contains any untrue statement of material fact, or omits or shall omit to state a material fact necessary in order to make the statements contained herein and therein not misleading.

6. MISCELLANEOUS PROVISIONS.

     6.1 NOTICES. Any notice, consent, request, claim, demand, instruction or other communication to be given hereunder by SAI or Dealer shall be in writing and shall be deemed to have been given (i) if by hand, when actually received,
(ii) if by mail, five days after deposit in the U.S. Mail, postage prepaid,
(iii) if by overnight courier, the next business day after deposit with the overnight courier and (iv) if by telex or telefax on the next business day after transmittal. Any such notice, consent, request, claim, demand, instruction or other communication may be given by hand, mail, overnight courier service, telex, or telefax, and shall be addressed as follows:

 If to SAI, to:                                  If to Dealer, to:
          Security Associates International, Inc.       Company Name
          2101 S. Arlington Heights Road                Address
          Arlington Heights, IL 60005-4142              City, ST Zip
          Fax No. (847) 956-9360                        Fax No.(----------------
          Attention:  President                         Attention:  President

or to such other address as a party may from time to time designate by written notice to the other.

     6.2 COSTS. The expenses of each party in connection with this Agreement shall be the sole responsibility of such party.

     6.3 INCORPORATION BY REFERENCE. The Schedules, Exhibits, certificates and other documents attached hereto or referred to herein are deemed to be a part of this Agreement and are incorporated herein by this reference. 6.4 ENTIRE AGREEMENT. This Agreement and the other agreements referred to herein set forth the entire understanding of the parties relating to the subject matter hereof and supersede all prior agreements, understandings, and representations, whether oral or written.

     6.5 ARBITRATION. All disputes arising under this Agreement shall be resolved by binding arbitration under the Commercial Arbitration Rules of the American Arbitration Association (the "Rules"). Such arbitration shall be conducted in Chicago, Illinois by a single arbitrator selected in accordance with the Rules.
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     6.6 GOVERNING LAW. This Agreement shall be construed in accordance with the law of the State of Illinois excluding its conflict of law rules.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

          SECURITY ASSOCIATES INTERNATIONAL, INC.


          By:
             ---------------------------
               Its


          ---------------------------


          By:                             Federal Tax I.D. Number:
             ---------------------------                           -------------
               Its
                                                         Stock 5-2.19.99